UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8

Item 2.02. Results of Operations and Financial Condition
     On November 4, 2008, Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) issued a press release regarding its financial results for its fiscal quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.8.
     Certain of the Information referenced in Item 7.01 below relates to the Company’s results of operations for its fiscal quarter ended September 30, 2008. This Information is attached hereto as Exhibits 99.2, 99.3 and 99.8.
Item 7.01. Regulation FD Disclosure
Financial and Business Information
     The Company is providing quarterly consolidated statistical summaries and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business (see Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7). This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.
2008 Earnings Outlook
     We continue to estimate that our on-going consolidated earnings for 2008 will be within a reasonable range of $2.50 per share. We estimate that Arizona Public Service Company (“APS”) will contribute substantially all of the 2008 on-going earnings and that SunCor Development Company’s (“SunCor”) 2008 earnings contribution will be minimal. Our 2008 on-going earnings estimate excludes $0.30 per share of tax credits related to prior years recorded in the fiscal quarter ended June 30, 2008. In this discussion, earnings per share amounts are after income taxes and are based on diluted average common shares outstanding. The earnings guidance in this Form 8-K supersedes all previous earnings guidance provided by Pinnacle West. Our earnings forecasts are subject to numerous risks, including those described under “Forward-Looking Statements” below.
     “On-going earnings” is a “non-GAAP financial measure,” as defined in Item 10(e) of Regulation S-K of the Securities Exchange Act of 1934. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures involve judgments by management, including whether an item is classified as an unusual item. We use on-going earnings, or similar concepts, to measure our performance internally in reports for management.
Forward-Looking Statements
     Our earnings forecasts are subject to numerous risks, including those described below. This Form 8-K contains forward-looking statements regarding our 2008 earnings outlook. Neither the Company nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2007, these factors include, but are not limited to, state and federal regulatory and legislative decisions and actions, including the outcome or timing of any pending APS rate cases; increases in our capital expenditures and operating costs and our ability to achieve timely and adequate rate recovery of these increased costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels, and unexpected developments that would limit us from achieving all or some of our planned capital expenditure reductions; volatile fuel and purchased power costs, including fluctuations in market prices for natural gas, coal, uranium and other fuels used in our generating facilities, and availability of supplies of such commodities; the outcome of regulatory, legislative and judicial proceedings, both current and future, including those related to environmental matters and climate change; the potential for additional restructuring of the electric industry, including decisions impacting wholesale competition and the introduction of retail electric competition in Arizona; regional, national and international economic and market conditions, including the strength of the housing, credit and financial markets; the potential adverse impact of current economic conditions on our results of operations; the cost of debt and equity capital and access to capital markets; changes in the market price of our common stock; entering into credit agreements that restrict dividends or contain other burdensome provisions; our ability to meet debt service obligations; current credit ratings remaining in effect for any given period of time; the performance of the stock market and the changing interest rate environment, which affect the value of our nuclear decommissioning trusts, pension and other postretirement benefit plan assets, the amount of required contributions to Pinnacle West’s pension plan and contributions to APS’ nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits; volatile market liquidity, any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); changes in accounting principles generally accepted in the United States of America and the interpretation of those principles; customer growth and energy usage; weather variations affecting local and regional customer energy usage; power plant performance and outages; transmission outages and constraints; the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the ability of our power plant participants to meet contractual or other obligations; technological developments in the electric industry; the results of litigation and other proceedings resulting from the California and Pacific Northwest energy situations; the performance of our subsidiaries and any resulting effects on our cash flows; the strength of the real estate market and economic and other conditions affecting the real estate market in SunCor’s market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and nine-month periods ended September 30, 2008 and 2007.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2008.

99.4	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2007.

99.5	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2006.

99.6	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.7	Pinnacle West APS	Glossary of Terms.

99.8	Pinnacle West APS	Earnings News Release issued on November 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: November 4, 2008	By:	/s/ James R. Hatfield
James R. Hatfield Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: November 4, 2008	By:	/s/ James R. Hatfield
James R. Hatfield Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and nine-month periods ended September 30, 2008 and 2007.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2008.

99.4	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2007.

99.5	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2006.

99.6	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.7	Pinnacle West APS	Glossary of Terms.

99.8	Pinnacle West APS	Earnings News Release issued on November 4, 2008.

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